                       [THOMPSON PLUMB FUNDS, INC. LOGO]



January 15, 2000

                         ANNUAL REPORT TO SHAREHOLDERS

Dear Fellow Shareholder:

This report depicts the investments and returns of our family of mutual funds for the period ending November 30, 1999. The financial statements detail the investments on November 30th. The manager's review reflects the factors contributing to each fund's performance as well as the relative performance compared to common benchmarks. The investment goals for each fund are listed below.

THOMPSON PLUMB GROWTH FUND
This Fund seeks a high level of long-term growth primarily through capital appreciation, while at the same time assuming reasonable risk. The Growth Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks. Although current income is not its primary objective, the Growth Fund anticipates that capital growth is accompanied by growth through dividend income.

THOMPSON PLUMB BALANCED FUND
This Fund seeks a combination of income and capital appreciation which will result in the highest total return, while assuming reasonable risk. The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities.

THOMPSON PLUMB BOND FUND
This Fund seeks a high level of current income while preserving capital. The Bond Fund invests primarily in a diversified portfolio of investment-grade debt securities.

We hope that you find the report clear and concise and that it provides you with a sufficient amount of detailed information in order to be able to review your investment. Please visit our web site (http://www.thompsonplumb.com) for updated daily information or call with any comments or questions.

Sincerely,



/s/ John W. Thompson                  /s/ Thomas G. Plumb
    John W. Thompson, CFA                 Thomas G. Plumb, CFA
    Chairman & Secretary                  President & Treasurer



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

                           THOMPSON PLUMB FUNDS, INC.
                         ANNUAL REPORT TO SHAREHOLDERS

                               NOVEMBER 30, 1999

                                    CONTENTS


                                                                         Page(s)
REPORT TO SHAREHOLDERS .............................................       1

INVESTMENT REVIEWS
        Growth Fund ................................................       4
        Balanced Fund ..............................................       5
        Bond Fund ..................................................       6

FINANCIAL STATEMENTS
        Statements of assets and liabilities .......................       7
        Schedules of investments ...................................    8-12
        Statements of operations ...................................      13
        Statements of changes in net assets ........................      14
        Notes to financial statements ..............................   15-19
        Financial highlights .......................................   20-22

REPORT OF INDEPENDENT ACCOUNTANTS ..................................      23



   This annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund prospectus which contains facts concerning the Funds' objectives and policies, management, expenses, and other information.

                           THOMPSON PLUMB FUNDS, INC.
                         ANNUAL REPORT TO SHAREHOLDERS

                               NOVEMBER 30, 1999

                         GROWTH FUND INVESTMENT REVIEW

The stock market indices showed a strong advance in 1999 for the fifth straight year. The Growth Fund returned 10.06%, its fifth consecutive year of double digit returns. In 1999 the gains were centered primarily in a few sectors, rather than in an across-the-board advance. The technology, telecommunications and media companies associated with the tremendous growth of the Internet performed remarkably well. We owned some of these issues, but not enough to keep pace with market indices which are even more heavily weighted towards these groups.

Typically, the stock market reacts quite negatively to rising interest rates. Historically we have protected the portfolio by investing in high quality growth companies that are trading at reasonable price earnings multiples and by avoiding the exploited areas of the market. Last year this posture hurt our relative performance as healthcare, traditional consumer product companies, and depressed financial service companies under performed the broader markets. In contrast, the companies that appeared to be the most exploited went to unprecedented valuations.

Our goal has been to participate in the growth of the equity markets without exposing your investment funds to the higher risks associated with high price-to-earnings-multiple stocks and unprofitable companies. While this hurt our relative returns in 1999, it has served us well historically and we think our returns will be very attractive in the year 2000 and beyond. We have many outstanding companies in the Thompson Plumb Growth Fund selling at their lowest relative valuations in the last ten years.


Sincerely,



/s/ John W. Thompson
    John W. Thompson
    Portfolio Manager


             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                           THOMPSON PLUMB GROWTH FUND

                          AVERAGE ANNUAL TOTAL RETURN

                    1 YEAR         5 YEAR       SINCE INCEPTION
                    ------         ------       ---------------
                    10.06%         23.97%            15.06%


                                     GROWTH
                     DATE             FUND           S&P 500
                     ----             ----           -------
                   Feb 92            10,000          10,000
                   Nov 92            10,185          10,695
                   Nov 93            10,235          11,775
                   Nov 94            10,215          11,899
                   Nov 95            13,573          16,299
                   Nov 96            18,394          20,840
                   Nov 97            23,894          26,781
                   Nov 98            27,177          33,118
                   Nov 99            29,910          40,036

           Past performance is not predictive of future performance.

                           THOMPSON PLUMB FUNDS, INC.
                         ANNUAL REPORT TO SHAREHOLDERS

                               NOVEMBER 30, 1999

                        BALANCED FUND INVESTMENT REVIEW

The year that ended November 30, 1999 was another favorable year for the equity markets but was a negative year for the bond markets. The Balanced Fund participates in both markets and saw the positive return of its stocks somewhat offset by its bonds. For the year it posted a return of 9.79%, which was slightly above average for balanced funds across the country (195th of 444)*. For the trailing three years, five years and ten years it has ranked in the top 29%, 22% and 36%, respectively*. Our common stock exposure was near the high end of the maximum allowed for a balanced fund (75%) and that has contributed significantly to our relative ranking over all of these periods.

Last year at this time we reported that the Federal Reserve Bank had lowered short-term interest rates three times in response to the financial crisis resulting from the disruptions in Southeast Asia, Russia and a large U.S. hedge fund's collapse. Interest rates on the 30-year Treasury bond had reached the lowest level since the U.S. Government began issuing them. The year that just ended has been a mirror image of last year as the Federal Reserve Bank raised interest rates three times in response to a robust economy and early warnings of rising inflation. Thirty-year Treasury bond prices have retreated significantly as yields rose from 5.10% to 6.30%. This resulted in the second worst overall return for the bond market in the last twenty-six years.

Typically, rising interest rates and inflation fears are also negative for the stock market and actually that was the case for the majority of stocks. The soaring tech stocks pushed the S & P 500 Stock Index up 20.89% but unlike the prior four years, most of the stocks in the Index did not fare as well. The market performance was concentrated in a very few names. Companies with any earnings at all actually declined 2% on average last year. The Balanced Fund's stock performance reflected this dichotomy. Compared to the Index, we were over-weighted in tech stocks and this proved to be a tremendous benefit to our overall return. However, our holdings in the capital goods, consumer staples and finance sectors offset this relative gain. In the big picture, the stock market is the vehicle to allocate capital in our economy to the economic sectors with the highest future return potential. The phenomenal price increases in Internet related stocks reflects the perception of tremendous opportunity. We chose to participate through companies that directly benefit from the spending of these new highly capitalized companies, such as media companies (CBS, Infinity Broadcasting, New York Times and Disney), communication companies (ATT, SBC) and communication, software and component companies (Nortel, Lucent, ADCT, Linear, Oracle, Intel, Lattice and Sterling Commerce).

With the market at all time highs due to the returns on a select few stocks, we feel that tremendous opportunities are developing in the stocks that haven't participated in the market's growth. While continuing to own stocks in the technology sectors, we are expanding our universe of potential purchases to reflect the values that we see developing.

Sincerely,


/s/ Thomas G. Plumb
    Thomas G. Plumb
    Portfolio Manager

*As measured by Lipper, Inc. out of 444, 327, 209 and 59 balanced funds for the one-year, three-year, five-year and ten-year periods ended 11/30/99, respectively.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                          Thompson Plumb Balanced Fund

                          AVERAGE ANNUAL TOTAL RETURN

                  1 Year            5 Year            10 Year
                  ------            ------            -------
                  9.79%             17.76%            12.21%

                                                                        LEHMAN
                                                                        BROTHERS
                                    BALANCED                            INTERMEDIATE
                  DATE              FUND              S&P 500           CORP/GOV'T
                  ----              --------          -------           -------------
                  Nov 89            10,000            10,000            10,000
                  Nov 90            10,118             9,654            10,798
                  Nov 91            11,975            11,618            12,247
                  Nov 92            13,281            13,763            13,268
                  Nov 93            13,682            15,154            14,561
                  Nov 94            13,976            15,313            14,294
                  Nov 95            16,914            20,975            16,373
                  Nov 96            21,278            26,819            17,326
                  Nov 97            25,829            34,465            18,422
                  Nov 98            28,833            42,619            20,056
                  Nov 99            31,656            51,523            20,281

           Past performance is not predictive of future performance.

                           THOMPSON PLUMB FUNDS, INC.
                         ANNUAL REPORT TO SHAREHOLDERS

                               NOVEMBER 30, 1999

                          BOND FUND INVESTMENT REVIEW

The year that ended November 30, 1999 was a very difficult year for the bond markets. With a strong economy and robust growth, the Federal Reserve Bank raised interest rates three times to keep inflation under control. The cumulative effect has been a significant increase in both long-term and short-term interest rates; however, near-term economic uncertainties have caused short-term rates to rise faster. The 5-year Treasury yield of 6.11%, 10-year Treasury yield of 6.19%, and 30-year Treasury yield of 6.33%, are all at their highest levels for the past 12 months. This resulted in the second worst overall return for the bond market in the last 26 years.

The market value of the bonds that are held in the Fund decreased producing a total return of -1.63% for the one-year return. Also, the 3-year and 5-year annualized returns decreased to 4.05% and 6.07%, respectively.

The asset allocation for the Bond Fund has changed during the past year. We increased Corporate bond holdings to take advantage of the higher spread between Corporate bonds and Government bonds. The Corporate bonds are 85.1% of the Fund's assets, while the U.S. Government and Federal Agency bonds now make up 14.7% of the Fund's assets. Short-term investments increased marginally to 0.2% of the Fund's assets. Currently, "A" rated Corporate bonds are producing over 1% per year higher rates than the equivalent maturing U.S. Treasury bonds. The quality of these bonds that are held within the Fund remains high as we continue to emphasize "A" quality bonds or higher.

During the last meeting the Federal Reserve changed their outlook to a bias towards raising future interest rates. With these changes in mind, we have kept the Bond Fund's duration near 4.78 years, and the average years-to-maturity to
6.33 years, while increasing the Bond Fund's yield-to-maturity to 7.14%.

We continue to believe that we are managing the Fund to reach an optimum balance between the movement of interest rates and the need to produce income for you.


Sincerely,



/s/ John W. Thompson
    John W. Thompson
    Portfolio Manager


             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                            Thompson Plumb Bond Fund


                        AVERAGE ANNUAL TOTAL RETURN

            1 Year            5 Year            Since Inception
            ------            ------            ---------------
            -1.63%            6.07%                  5.19%

                                                     LEHMAN
                                                    BROTHERS
                                 BOND             INTERMEDIATE
               DATE              FUND              CORP/GOV'T
               ----              ----              ----------
              Feb 92            10,000               10,000
              Nov 92            10,480               10,615
              Nov 93            11,395               11,649
              Nov 94            11,058               11,436
              Nov 95            12,612               13,098
              Nov 96            13,181               13,861
              Nov 97            13,806               14,738
              Nov 98            15,096               16,045
              Nov 99            14,849               16,225

           Past performance is not predictive of future performance.

                           THOMPSON PLUMB FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1999
                    (In thousands, except per share amounts)


                                                                                  GROWTH       BALANCED       BOND
                                                                                   FUND          FUND         FUND
ASSETS
        Investments, at market value (Cost $62,301,
                $47,584, and $26,207, respectively)
                Common stocks ............................................      $ 77,760       $ 39,052            --
                Bonds ....................................................            --         15,563      $ 25,547
                Short-term investments ...................................           558          1,487            57
                                                                                --------       --------      --------
                                                                                  78,318         56,102        25,604
        Receivable from investment advisor ...............................             3             --             4
        Prepaid expenses .................................................            14              9             7
        Due from sale of securities ......................................            41            186            --
        Dividends and interest receivable ................................            78            336           430
                                                                                --------       --------      --------
                  Total Assets ...........................................        78,454         56,633        26,045
                                                                                --------       --------      --------

LIABILITIES
        Due on purchase of securities ....................................           417            288            --
        Accrued expenses payable .........................................            29             21            12
        Due to investment advisor ........................................            72             46            19
                                                                                --------       --------      --------
                  Total Liabilities ......................................           518            355            31
                                                                                --------       --------      --------
NET ASSETS ...............................................................      $ 77,936       $ 56,278      $ 26,014
                                                                                ========       ========      ========
Net Assets consist of:
        Capital stock ($.001 par value) ..................................      $ 58,977       $ 43,138      $ 26,072
        Undistributed net investment income ..............................            --            632           390
        Accumulated net realized gain
                on investments ...........................................         2,942          3,991           154
        Net unrealized appreciation (depreciation)
                on investments ...........................................        16,017          8,517          (602)
                                                                                --------       --------      --------
                  Net Assets .............................................      $ 77,936       $ 56,278      $ 26,014
                                                                                ========       ========      ========
        Shares of capital stock outstanding
                (100,000 shares authorized) ..............................         1,901          3,036         2,556

        Offering and redemption price/Net asset
                value per share ..........................................      $  41.00       $  18.54      $  10.18
                                                                                ========       ========      ========

                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                               NOVEMBER 30, 1999



                                                                                        Market
                                                                          Shares         Value
                                                                          ------         -----

                                   GROWTH FUND
COMMON STOCKS - 99.3%

  BASIC MATERIALS - 0.6%
    Sigma-Aldrich ...................................................     15,000       $   429,375
                                                                                       -----------
  CAPITAL GOODS - 1.6%
    Advanced Lighting (a) ...........................................     90,000           495,000
    Pitney Bowes ....................................................     15,000           719,062
                                                                                       -----------
                                                                                         1,214,062
                                                                                       -----------
  CONSUMER PRODUCTS - 10.6%
    Coca-Cola .......................................................     30,000         2,019,375
    ConAgra .........................................................     30,000           723,750
    Gillette ........................................................     40,000         1,607,500
    PepsiCo .........................................................     40,000         1,382,500
    Tootsie Roll ....................................................     18,200           581,262
    Wrigley, Wm. Jr .................................................     24,000         1,996,500
                                                                                       -----------
                                                                                         8,310,887
                                                                                       -----------
  ENERGY - 1.0%
    Exxon ...........................................................     10,000           793,125
                                                                                       -----------
  FINANCIAL SERVICES - 22.2%
    Allstate ........................................................     38,000           995,125
    Associated Banc-Corp ............................................     20,000           781,250
    Associates First Capital - Class A ..............................     43,000         1,429,750
    Bank of America .................................................     20,000         1,170,000
    Berkshire Hathaway - Class B (a) ................................        375           699,375
    CIT Group - Class A .............................................    172,000         3,569,000
    Fannie Mae ......................................................     27,000         1,798,875
    Freddie Mac .....................................................     30,000         1,481,250
    Hartford Life - Class A .........................................     50,000         2,237,500
    Merrill Lynch ...................................................     12,000           967,500
    Wells Fargo .....................................................     48,000         2,232,000
                                                                                       -----------
                                                                                        17,361,625
                                                                                       -----------
  HEALTH CARE - 20.4%
    Abbott Laboratories .............................................     38,000         1,444,000
    BioChem Pharma (a) ..............................................     47,000         1,075,125
    Health Management - Class A (a) .................................    120,000         1,477,500
    ICN Pharmaceuticals .............................................     24,000           583,500
    Johnson & Johnson ...............................................     20,000         2,075,000
    Lilly, Eli ......................................................     32,000         2,296,000
    Medtronic .......................................................     50,000         1,943,750
    Merck & Co. .....................................................     38,000         2,983,000
    PSS World Medical (a) ...........................................     40,000           401,252
    Sybron International (a) ........................................     70,000         1,719,375
                                                                                       -----------
                                                                                        15,998,502
                                                                                       -----------
  RETAIL - 3.8%
    Fastenal ........................................................     50,000         1,925,000
    Nordstrom .......................................................     15,000           417,187
    Office Depot (a) ................................................     60,000           667,500
                                                                                       -----------
                                                                                         3,009,687
                                                                                       -----------
  SERVICES - 14.8%
    Acxiom (a) ......................................................     80,000         1,422,504
    CBS (a) .........................................................     74,000         3,848,000
    Equifax .........................................................     14,000           346,500
    Fiserv (a) ......................................................     38,000         1,349,000
    New York Times - Class A ........................................     45,000         1,729,688
    NOVA (a) ........................................................     95,000         2,909,375
                                                                                       -----------
                                                                                        11,605,067
                                                                                       -----------
  TECHNOLOGY - 21.3%
    Altera (a) ......................................................     10,000           538,750
    Baan NV (a) .....................................................     25,000           331,250
    Compaq Computer .................................................     30,000           733,125
    Intel ...........................................................     28,000         2,147,250
    Keane (a) .......................................................     40,000         1,080,000
    Linear Technology ...............................................     40,000         2,842,500
    Maxim Integrated Products (a) ...................................     14,000         1,124,375
    Microsoft (a) ...................................................     24,000         2,185,126
    Sterling Commerce (a) ...........................................     38,000           978,500
    SunGard Data Systems (a) ........................................     75,000         1,668,750

                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                               NOVEMBER 30, 1999
                                  (Continued)


                                                                                Shares or
                                                                                Principal           Market
                                                                                 Amount              Value
                                                                                 ------              -----
COMMON STOCKS - 99.3% (Continued)

    Unisys (a) .............................................................      90,000         $ 2,587,500
    Zebra Technologies - Class A (a) .......................................       8,000             483,000
                                                                                                 -----------
                                                                                                  16,700,126
                                                                                                 -----------
  TELECOMMUNICATIONS - 3.0%
    SBC Communications .....................................................      45,000           2,337,188
                                                                                                 -----------
    TOTAL COMMON STOCKS
      (COST $61,742,548) ...................................................                      77,759,644
                                                                                                 -----------
SHORT-TERM INVESTMENTS - 0.7%

  VARIABLE RATE DEMAND NOTES - 0.7%
    Firstar Bank ...........................................................     533,319             533,319
    Wisc. Central Credit Union .............................................      25,000              25,000
                                                                                                 -----------

    Total Variable Rate Demand Notes .......................................                         558,319
                                                                                                 -----------
    TOTAL SHORT-TERM INVESTMENTS
      (COST $558,319) ......................................................                         558,319
                                                                                                 -----------

    TOTAL INVESTMENTS - 100.0%
      (COST $62,300,867) ...................................................                     $78,317,963
                                                                                                 ===========

(a) Non-income producing


                                                                                                    Market
                                                                                  Shares            Value
                                                                                  ------            -----
                                 BALANCED FUND

COMMON STOCKS - 69.6%

  BASIC MATERIALS - 1.1%
    FiberMark (a) ..........................................................      50,000         $   625,000
                                                                                                 -----------
  CAPITAL GOODS - 3.7%
    Advanced Lighting (a) ..................................................      72,200             397,100
    Titan Corp. (a) ........................................................      25,000             676,563
    Xerox ..................................................................      37,000           1,001,312
                                                                                                 -----------
                                                                                                   2,074,975
                                                                                                 -----------
  CONSUMER PRODUCTS - 4.6%
    Coca-Cola ..............................................................      10,000             673,125
    ConAgra ................................................................      10,000             241,250
    Discount Auto Parts (a) ................................................      16,000             221,000
    Gillette ...............................................................      18,000             723,375
    PepsiCo ................................................................      20,000             691,250
                                                                                                 -----------
                                                                                                   2,550,000
                                                                                                 -----------
  ENERGY - 2.6%
    Chevron ................................................................       6,500             575,656
    Exxon ..................................................................      11,000             872,438
                                                                                                 -----------
                                                                                                   1,448,094
                                                                                                 -----------
  FINANCIAL SERVICES - 10.0%
    Anchor Bancorp Wisconsin ...............................................      25,000             400,000
    Associated Banc-Corp ...................................................       7,000             273,437
    Bank One ...............................................................      18,000             634,500
    Berkshire Hathaway - Class B (a) .......................................         400             746,000
    CIT Group - Class A ....................................................      30,000             622,500
    Fannie Mae .............................................................      11,000             732,875
    Hartford Life - Class A ................................................      15,000             671,250
    Schwab, Charles ........................................................      22,500             853,594
    Wells Fargo ............................................................      15,000             697,500
                                                                                                 -----------
                                                                                                   5,631,656
                                                                                                 -----------

                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                               NOVEMBER 30, 1999
                                  (Continued)



                                                                                                      Market
                                                                                     Shares            Value
                                                                                     ------            -----
COMMON STOCKS - 69.6% (Continued)

  HEALTH CARE - 9.7%
    Abbott Laboratories ....................................................         15,000         $   570,000
    American Home Products .................................................         15,000             780,000
    Johnson & Johnson ......................................................          9,000             933,750
    Medtronic ..............................................................         28,076           1,091,454
    Merck & Co. ............................................................         16,000           1,256,000
    PSS World Medical (a) ..................................................         80,000             802,504
                                                                                                    -----------
                                                                                                      5,433,708
                                                                                                    -----------
  RETAIL - 4.5%
    Dayton Hudson ..........................................................          6,000             423,375
    Fastenal ...............................................................         20,000             770,000
    Office Depot (a) .......................................................         40,000             445,000
    Walgreen ...............................................................         30,000             873,750
                                                                                                    -----------
                                                                                                      2,512,125
                                                                                                    -----------
  SERVICES - 8.0%
    CBS (a) ................................................................         15,000             780,000
    Disney, Walt ...........................................................         35,000             975,625
    Fiserv (a) .............................................................         20,000             710,000
    Infinity Broadcasting - Class A (a) ....................................         15,000             546,563
    New York Times - Class A ...............................................         15,000             576,562
    NOVA (a) ...............................................................         30,000             918,750
                                                                                                    -----------
                                                                                                      4,507,500
                                                                                                    -----------
  TECHNOLOGY - 20.4%
    Dell Computer (a) ......................................................         10,000             430,000
    EMC (a) ................................................................         14,000           1,169,875
    Intel ..................................................................          5,000             383,438
    IBM ....................................................................         10,000           1,030,625
    JDA Software Group (a) .................................................         15,000             210,000
    Keane (a) ..............................................................         25,000             675,000
    Lattice Semiconductor (a) ..............................................         12,000             537,000
    Linear Technology ......................................................         14,000             994,875
    Lucent Technologies ....................................................          5,000             365,313
    Microchip Technology (a) ...............................................         15,000             950,625
    Nortel Networks ........................................................         10,000             740,000


                                                                                    Shares or
                                                                                    Principal         Market
                                                                                     Amount            Value
                                                                                     ------            -----
    Oracle (a) .............................................................         15,000         $ 1,017,187
    Sterling Commerce (a) ..................................................         25,000             643,750
    Storage Technology (a) .................................................         40,000             790,000
    SunGard Data Systems (a) ...............................................         30,000             667,500
    Unisys (a) .............................................................         30,000             862,500
                                                                                                    -----------
                                                                                                     11,467,688
                                                                                                    -----------
  TELECOMMUNICATIONS - 5.0%
    ADC Telecommunications (a) .............................................         20,000           1,066,250
    AT&T ...................................................................         12,500             698,438
    SBC Communications .....................................................         19,948           1,036,049
                                                                                                    -----------
                                                                                                      2,800,737
                                                                                                    -----------
    TOTAL COMMON STOCKS
      (COST $29,989,822) ...................................................                         39,051,483
                                                                                                    -----------

BONDS - 27.7%

  CORPORATE BONDS - 23.2%
    Aetna Services
      6.375% Due 08/15/03 ..................................................      1,000,000             962,596
    Aetna Services
      7.125% Due 08/15/06 ..................................................      2,000,000           1,941,090
    American Home Products
      7.900% Due 02/15/05 ..................................................      1,000,000           1,040,145
    Ford Motor
      8.875% Due 04/01/06 ..................................................      1,015,000           1,100,999
    General Electric Capital
      8.750% Due 05/21/07 ..................................................        740,000             807,806
    Goldman Sachs
      7.350% Due 10/01/09 ..................................................      1,000,000             993,532
    Johnson Controls
      6.300% Due 02/01/08 ..................................................      2,000,000           1,861,624
    Lilly, Eli
      6.570% Due 01/01/16 ..................................................      1,000,000             934,629
    Thermo Electron Cvt
      4.250% Due 01/01/03 ..................................................      1,500,000           1,280,625

                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                               NOVEMBER 30, 1999
                                  (Continued)


                                                                                  Principal             Market
                                                                                   Amount                Value
                                                                                   ------                -----

BONDS - 27.7% (Continued)

    Union Pacific
      6.000% Due 09/01/03 ..................................................       1,185,000          $ 1,141,945
    Wisconsin Power & Light
      7.000% Due 06/15/07 ..................................................       1,000,000              986,280
                                                                                                      -----------

    Total Corporate Bonds ..................................................                           13,051,271
                                                                                                      -----------

  UNITED STATES GOVERNMENT
      AND AGENCY ISSUES - 4.5%
    United States Treasury Notes
      6.375% Due 01/15/00 ..................................................       1,500,000            1,500,937
    United States Treasury Notes
      6.500% Due 05/31/02 ..................................................       1,000,000            1,010,625
                                                                                                      -----------

    Total United States Government
      and Agency Issues ....................................................                           2,511,562
                                                                                                      -----------

    TOTAL BONDS
      (COST $16,106,806) ...................................................                           15,562,833
                                                                                                      -----------


SHORT-TERM INVESTMENTS - 2.7%

  VARIABLE RATE DEMAND NOTES - 2.7%
    Firstar Bank ...........................................................       1,328,599            1,328,599
    Wisc. Central Credit Union .............................................         158,884              158,884
                                                                                                      -----------

    Total Variable Rate Demand Notes .......................................                            1,487,483
                                                                                                      -----------

    TOTAL SHORT-TERM INVESTMENTS
      (COST $1,487,483) ....................................................                            1,487,483
                                                                                                      -----------

    TOTAL INVESTMENTS - 100.0%
      (COST $47,584,111) ...................................................                          $56,101,799
                                                                                                      ===========

 (a) Non-income producing


                                                                                   Principal           Market
                                                                                    Amount              Value
                                                                                    ------              -----

                                   BOND FUND

BONDS - 99.8%

  CORPORATE BONDS - 85.1%
    American Home Products
      7.900% Due 02/15/05 ..................................................       1,000,000          $ 1,040,145
    Anheuser-Busch
      7.100% Due 06/15/07 ..................................................       1,000,000            1,002,949
    Associates Corp.
      7.240% Due 08/15/06 ..................................................       1,000,000              997,587
    AT&T
      7.000% Due 05/15/05 ..................................................       1,000,000              996,395
    Beneficial Corp.
      6.850% Due 10/03/07 ..................................................       1,000,000              975,895
    General Electric Capital
      8.750% Due 05/21/07 ..................................................       1,000,000            1,091,629
    Hartford Life
      6.900% Due 06/15/04 ..................................................       1,000,000              989,494
    Hartford Life
      7.100% Due 06/15/07 ..................................................         500,000              492,572
    Hershey Foods
      6.700% Due 10/01/05 ..................................................       1,000,000              979,967
    Household Finance
      7.000% Due 08/01/03 ..................................................         500,000              498,580
    Lucent Technologies
      7.250% Due 07/15/06 ..................................................       1,000,000            1,017,908
    NationsBank
      6.690% Due 04/03/02 ..................................................       1,000,000              998,861
    New York Times
      6.950% Due 11/18/09 ..................................................       1,000,000              986,119
    Northern Trust
      7.300% Due 09/15/06 ..................................................       1,000,000            1,001,784
    Penney, J. C.
      7.600% Due 04/01/07 ..................................................       1,000,000              933,132

                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                               NOVEMBER 30, 1999
                                  (Continued)


                                                       Principal       Market
                                                        Amount         Value
                                                       ----------    -----------
BONDS - 99.8% (Continued)

    Schwab, Charles
      6.520% Due 05/27/08 ..........................     1,000,000   $   934,070
    Sears, Roebuck
      6.700% Due 11/15/06 ..........................     1,000,000       948,463
    SmithKline Beecham
      7.375% Due 04/15/05 ..........................       965,000       988,030
    Travelers Property & Casualty
      6.750% Due 04/15/01 ..........................     1,000,000       999,489
    Tribune
      6.875% Due 11/01/06 ..........................     1,000,000       974,500
    Wells Fargo
      7.125% Due 08/15/06 ..........................     1,000,000       995,932
    Wisconsin Electric Power
      7.125% Due 03/15/16 ..........................     1,000,000       951,205
    Wisconsin Power & Light
      7.000% Due 06/15/07 ..........................     1,000,000       986,280
                                                                     -----------
    Total Corporate Bonds ..........................                  21,780,986
                                                                     -----------

  UNITED STATES GOVERNMENT
      AND AGENCY ISSUES - 14.7%
    Fannie Mae
      7.400% Due 07/01/04 ..........................     1,000,000     1,030,865
    Fannie Mae
      6.500% Due 08/15/04 ..........................     1,000,000       996,098
    Federal Home Loan Banks
      6.370% Due 07/13/04 ..........................     1,000,000       990,409
    United States Treasury Notes
      7.875% Due 11/15/04 ..........................       700,000       748,781
                                                                     -----------
    Total United States Government
      and Agency Issues ............................                   3,766,153
                                                                     -----------
    TOTAL BONDS
      (COST $26,150,091) ...........................                  25,547,139
                                                                     -----------
SHORT-TERM INVESTMENTS - 0.2%

  VARIABLE RATE DEMAND NOTES - 0.2%
    Firstar Bank ...................................        35,533        35,533
    Wisc. Central Credit Union .....................        21,448        21,448
                                                                     -----------

    Total Variable Rate Demand Notes ...............                      56,981
                                                                     -----------
    TOTAL SHORT-TERM INVESTMENTS
      (COST $56,981) ...............................                      56,981
                                                                     -----------
    TOTAL INVESTMENTS - 100.0%
      (COST $26,207,072) ...........................                 $25,604,120
                                                                     ===========

                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1999
                                 (In thousands)


                                                       GROWTH   BALANCED     BOND
                                                        FUND      FUND       FUND
                                                     --------   --------   -------
INVESTMENT INCOME
  Dividends ......................................   $   705    $   348         --
  Interest .......................................        14        919    $ 1,704
                                                     -------    -------    -------
                                                         719      1,267      1,704
                                                     -------    -------    -------
EXPENSES
  Accounting services fees .......................       114         86         53
  Directors fees .................................        16         11          6
  Federal & state registration ...................        32         27         23
  Investment advisory fees .......................       710        431        174
  Professional fees ..............................        31         26         20
  Other expenses .................................        90         54         20
                                                     -------    -------    -------
    Total expenses ...............................       993        635        296
    Less expenses reimbursable by advisor.........        28         --         38
                                                     -------    -------    -------
Net expenses .....................................       965        635        258
                                                     -------    -------    -------
NET INVESTMENT INCOME (LOSS) .....................      (246)       632      1,446
                                                     -------    -------    -------
Net realized gain on investments .................     3,355      4,228        373
Net unrealized appreciation (depreciation)
  on investments .................................     3,935        (14)    (2,172)
                                                     -------    -------    -------
NET GAIN (LOSS) ON INVESTMENTS ...................     7,290      4,214     (1,799)
                                                     -------    -------    -------
Net increase (decrease) in net assets
  resulting from operations ......................   $ 7,044    $ 4,846    $  (353)
                                                     =======    =======    =======


                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED NOVEMBER 30,
                                 (In thousands)


                                                      GROWTH FUND           BALANCED FUND               BOND FUND
                                                      -----------           -------------               ---------

                                                  1999         1998       1999         1998        1999           1998
                                                  ----         ----       ----         ----        ----           ----
INCREASE (DECREASE) IN NET ASSETS
  Operations
    Net investment income (loss) ...........   $   (246)   $   (109)   $    632      $    488    $  1,446      $  1,691
    Net realized gain on investments .......      3,355       5,836       4,228         2,559         373           162
    Net unrealized appreciation
      (depreciation) on investments ........      3,935       1,206         (14)        1,517      (2,172)        1,045
                                               --------    --------    --------      --------    --------      --------
    Net increase (decrease) in net assets
      resulting from operations ............      7,044       6,933       4,846         4,564        (353)        2,898
                                               --------    --------    --------      --------    --------      --------

DISTRIBUTIONS TO SHAREHOLDERS
    Distributions from net investment income         --          --        (488)         (261)     (1,475)       (1,688)
    Distributions from net realized gains on
      securities transactions ..............     (5,885)     (3,968)     (2,796)       (3,478)         --            --
                                               --------    --------    --------      --------    --------      --------
  Total distributions to shareholders ......     (5,885)     (3,968)     (3,284)       (3,739)     (1,475)       (1,688)
                                               --------    --------    --------      --------    --------      --------

FUND SHARE TRANSACTIONS ....................      8,271      20,165       7,401        10,153      (4,831)         (674)
                                               --------    --------    --------      --------    --------      --------

TOTAL INCREASE (DECREASE) IN NET ASSETS ....      9,430      23,130       8,963        10,978      (6,659)          536

NET ASSETS
  Beginning of period ......................     68,506      45,376      47,315        36,337      32,673        32,137
                                               --------    --------    --------      --------    --------      --------
  End of period ............................   $ 77,936    $ 68,506    $ 56,278      $ 47,315    $ 26,014      $ 32,673
                                               ========    ========    ========      ========    ========      ========
  Accumulated undistributed net investment
    income included in net assets at end
    of period ..............................   $      0    $      0    $    632      $    488    $    390      $    419


                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30, 1999

NOTE 1 - ORGANIZATION
Thompson Plumb Funds, Inc. (the "Company") is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (the "Funds"): Thompson Plumb Growth Fund (the "Growth Fund"), Thompson Plumb Balanced Fund (the "Balanced Fund"), and Thompson Plumb Bond Fund (the "Bond Fund"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund's investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded) or, where market quotations are not readily available, at fair value as determined in good faith by the Advisor pursuant to procedures established by the Funds' Board of Directors. Debt securities held by a Fund with remaining maturities of 60 days or less may be valued on an amortized cost basis.

REALIZED GAINS AND LOSSES ON SECURITIES - Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation. Each Fund's policy is to not purchase variable-rate demand notes unless at the time of purchase the issuer has unsecured debt securities outstanding that have received a rating within the two highest categories from either Standard & Poor's (that is, A-1, A-2 or AAA, AA) or Moody's Investors Service, Inc. (that is, Prime-1, Prime-2 or Aaa, Aa). Accordingly, the Funds do not anticipate nonperformance of these obligations by the issuers.


PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to the capital accounts.

OTHER - Investment securities transactions are accounted for on the trade date. Discounts and premiums on securities purchased are amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as

                           THOMPSON PLUMB FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30, 1999
                                  (Continued)

earned. Each Fund is charged for those expenses that are directly attributed to it, such as advisory, custodial, accounting services and certain shareholder servicing fees, while other expenses that cannot be directly attributable to a Fund are allocated among the Funds in proportion to the net assets of the respective Fund.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 3 - INVESTMENT ADVISORY AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into an Advisory Agreement with Thompson, Plumb & Associates, Inc. (the "Advisor") for management of each Fund's portfolio and for the administration of other Fund affairs. As compensation for its services, the Advisor receives a fee computed daily and payable monthly as follows: (i) for the Growth Fund, 1.00% of average daily net assets up to $50 million and .90 of 1% of average daily net assets in excess of $50 million; (ii) for the Balanced Fund, .85 of 1% of average daily net assets up to $50 million and .80 of 1% of average daily net assets in excess of $50 million; (iii) for the Bond Fund, .65 of 1% of average daily net assets up to $50 million and .60 of 1% of average daily net assets in excess of $50 million.

Pursuant to an Accounting Services Agreement, the Advisor maintains the Funds' financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds, and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays the Advisor a fee computed daily and payable monthly at the annual rate of .20 of 1% of net assets up to $30 million and .125 of 1% of net assets in excess of $30 million, with a minimum fee of $30,000 per year.

The Advisor has contractually agreed to waive management fees and/or reimbursement expenses incurred by the Funds through March 31, 2000 so that the operating expenses of the funds do not exceed the following percentages of their respective average daily net assets: Growth Fund - 1.30%; Balanced Fund - 1.25%; and Bond Fund - 0.95%.

                           THOMPSON PLUMB FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30, 1999
                                  (Continued)

NOTE 4 - FUND SHARE TRANSACTIONS
Transactions in shares of the Funds during 1999 and 1998 were as follows:


(In thousands)                                                 1999                                 1998
                                                     -------------------------           -------------------------
                                                     Shares           Dollars            Shares            Dollars
                                                     ------           --------           ------            -------
GROWTH FUND
Shares sold                                             430           $ 16,868              629            $ 24,420
Shares issued in reinvestment of realized gains         160              5,811              111               3,900
Shares redeemed                                        (366)           (14,408)            (216)             (8,155)
                                                     ------           --------           ------            --------
   Net increase                                         224           $  8,271              524            $ 20,165
                                                     ======           ========           ======            ========

BALANCED FUND
Shares sold                                             778           $ 13,844              605            $ 10,521
Shares issued in reinvestment of dividends               28                469               16                 252
Shares issued in reinvestment of realized gains         161              2,715              215               3,401
Shares redeemed                                        (536)            (9,627)            (232)             (4,021)
                                                     ------           --------           ------            --------
   Net increase                                         431           $  7,401              604            $ 10,153
                                                     ======           ========           ======            ========

BOND FUND
Shares sold                                             632           $  6,625              576            $  6,158
Shares issued in reinvestment of dividends              133              1,390              153               1,621
Shares redeemed                                      (1,199)           (12,846)            (789)             (8,453)
                                                     ------           --------           ------            --------
   Net decrease                                        (434)          $ (4,831)             (60)           $   (674)
                                                     ======           ========           ======            ========

                           THOMPSON PLUMB FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30, 1999
                                  (Continued)

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund and the Balanced Fund normally will be declared on an annual basis within 30 days and paid within 60 days following the Funds' fiscal year-end. Bond Fund distributions to shareholders from net investment income normally will be declared on a quarterly basis within 30 days and paid within 60 days following the Fund's fiscal quarter, and distributions to shareholders from realized gains on securities normally will be declared on an annual basis within 30 days and paid within 60 days following the Fund's fiscal year-end. Distributions are recorded on the ex-dividend date.

Quarterly distributions from net investment income for the Bond Fund during fiscal 1999 totaled $1,474,881 or $0.58 per share. For the period ended November 30, 1999, a capital gains distribution and a distribution from net investment income for the Balanced Fund and the Bond Fund were declared December 15, 1999 payable to shareholders on December 16, 1999.


                                                   GROWTH FUND               BALANCED FUND               BOND FUND
                                                   -----------               -------------               ---------
                                               Total           Per          Total         Per        Total        Per
                                            Distribution      Share      Distribution    Share    Distribution   Share
                                            ------------      -----      ------------    -----    ------------   -----
Distributions to Shareholders
  1999 Net investment income                        --          --       $   631,694     $0.21      $516,475     $0.21
  1999 Long-term capital gains              $1,828,464       $0.97       $ 3,821,808     $1.28      $195,395     $0.08
  1999 Short-term capital gains             $1,121,516       $0.59       $   172,996     $0.06            --        --

                           THOMPSON PLUMB FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30, 1999
                                  (Continued)

NOTE 6 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the year ended November 30, 1999 were as follows:


                                GROWTH FUND            BALANCED FUND           BOND FUND
                                -----------            -------------           ---------
U.S. GOVERNMENT SECURITIES
  Purchases                             --             $  3,061,348           $  7,853,614
  Sales                                 --             $  2,045,078           $  3,992,398

SECURITIES OTHER THAN
U.S. GOVERNMENT AND
SHORT-TERM INVESTMENTS
  Purchases                    $59,887,594              $33,991,000           $  2,455,786
  Sales                        $57,802,657              $30,881,929           $ 10,030,128

NOTE 7 - FEDERAL INCOME TAXES
No provision has been made for Federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

During the period ended November 30, 1999, the Bond Fund utilized a Federal income tax capital loss carryforward of $218,864 to offset realized capital gains during the current fiscal year.

The Bond Fund incurred $35,999 of post-October capital losses, during 1999, which are not recognized for tax purposes until the first day of the following fiscal year.

For Federal income tax purposes at November 30, 1999:


                                                 Aggregate          Aggregate           Net unrealized
                                                unrealized         unrealized           appreciation
                        Aggregate cost         appreciation       depreciation         (depreciation)
                        of investments       for investments    for investments       for investments
                        in securities             held               held                   held
                        --------------       ---------------    ---------------       ---------------
Growth Fund              $62,309,551          $17,921,196        $(1,912,784)           $16,008,412
Balanced Fund            $47,588,216          $10,389,401        $(1,875,818)           $ 8,513,583
Bond Fund                $26,212,199          $     1,313        $  (609,392)           $  (608,079)

                           THOMPSON PLUMB FUNDS, INC.
                              FINANCIAL HIGHLIGHTS


The following table presents information relating to a share of capital stock outstanding for the entire period.


                                                               Year Ended November 30,
                                                ------------------------------------------------------
                                                   1999        1998       1997      1996       1995
                                                ---------   ---------  ---------  ---------  ---------
        GROWTH FUND

NET ASSET VALUE, BEGINNING OF PERIOD            $   40.85   $   39.36  $   32.79  $   24.74  $   20.43
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                               (0.13)      (0.07)     (0.12)     (0.06)     (0.05)
  Net realized and unrealized gains
    on investments                                   3.78        4.92       9.16       8.66       6.22
                                                ---------   ---------  ---------  ---------  ---------
  TOTAL FROM INVESTMENT OPERATIONS                   3.65        4.85       9.04       8.60       6.17
LESS DISTRIBUTIONS
  Distributions from net investment income             --          --         --         --         --
  Distributions from capital gains                  (3.50)      (3.36)     (2.47)     (0.55)     (1.86)
                                                ---------   ---------  ---------  ---------  ---------
  TOTAL DISTRIBUTIONS                               (3.50)      (3.36)     (2.47)     (0.55)     (1.86)

NET ASSET VALUE, END OF PERIOD                  $   41.00   $   40.85  $   39.36  $   32.79  $   24.74
                                                =========   =========  =========  =========  =========

TOTAL RETURN                                        10.06%      13.74%     29.90%     35.52%     32.87%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (millions)          $    77.9   $    68.5  $    45.4  $    24.1  $    12.6
  Ratios to average net assets:
    Ratio of expenses                                1.32%       1.41%      1.52%      1.58%      2.00%
    Ratio of expenses without reimbursement          1.36%       1.41%      1.52%      1.58%      2.00%
    Ratio of net investment loss                    (0.34%)     (0.19%)    (0.41%)    (0.27%)    (0.31%)
    Ratio of net investment loss without
      reimbursement                                 (0.37%)     (0.19%)    (0.41%)    (0.27%)    (0.31%)
    Portfolio turnover rate                         79.17%      67.13%     77.66%    101.91%     86.68%


                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                                  (Continued)


The following table presents information relating to a share of capital stock outstanding for the entire period.


                                                      Year Ended November 30,
                                           ----------------------------------------------
                                            1999      1998      1997      1996       1995
                                           ------    ------    ------    ------    ------
  BALANCED FUND

NET ASSET VALUE, BEGINNING OF PERIOD       $18.16    $18.16    $16.54    $14.23    $13.55
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.21      0.19      0.18      0.19      0.24
  Net realized and unrealized gains
    on investments                           1.44      1.65      3.01      3.21      2.26
                                           ------    ------    ------    ------    ------
  TOTAL FROM INVESTMENT OPERATIONS           1.65      1.84      3.19      3.40      2.50
LESS DISTRIBUTIONS
  Distributions from net investment income  (0.19)    (0.13)    (0.23)    (0.23)    (0.28)
  Distributions from capital gains          (1.08)    (1.71)    (1.34)    (0.86)    (1.54)
                                           ------    ------    ------    ------    ------
  TOTAL DISTRIBUTIONS                       (1.27)    (1.84)    (1.57)    (1.09)    (1.82)

NET ASSET VALUE, END OF PERIOD             $18.54    $18.16    $18.16    $16.54    $14.23
                                           ======    ======    ======    ======    ======
TOTAL RETURN                                 9.79%    11.63%    21.39%    25.80%    21.02%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (millions)      $56.3     $47.3     $36.3     $20.8     $18.1
  Ratios to average net assets:
    Ratio of expenses                        1.25%     1.30%     1.40%     1.45%     1.49%
    Ratio of net investment income           1.24%     1.16%     1.04%     1.32%     1.71%
  Portfolio turnover rate                   66.64%    83.07%    76.66%   134.82%   111.16%





                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                                  (Continued)


The following table presents information relating to a share of capital stock outstanding for the entire period.


                                                                       Year Ended November 30,
                                                    -------------------------------------------------------
                                                         1999      1998       1997      1996       1995
                                                         ----      ----       ----      ----       ----
   BOND FUND

NET ASSET VALUE, BEGINNING OF PERIOD                $   10.93  $   10.54   $ 10.59    $ 10.67   $   9.88
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                  0.59       0.56      0.54       0.52       0.57
  Net realized and unrealized gains (losses)
    on investments                                      (0.76)      0.39     (0.06)     (0.07)      0.78
                                                    ---------  ---------   -------    -------   --------
  TOTAL FROM INVESTMENT OPERATIONS                      (0.17)      0.95      0.48       0.45       1.35
LESS DISTRIBUTIONS
  Distributions from net investment income              (0.58)     (0.56)    (0.53)     (0.53)     (0.56)
  Distributions from capital gains                         --         --        --         --         --
                                                    ---------  ---------   -------    -------   --------
  TOTAL DISTRIBUTIONS                                   (0.58)     (0.56)    (0.53)     (0.53)     (0.56)

NET ASSET VALUE, END OF PERIOD                      $   10.18  $   10.93   $ 10.54    $ 10.59   $  10.67
                                                    =========  =========   =======    =======   ========

TOTAL RETURN                                           (1.63%)      9.34%     4.74%      4.51%     14.06%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (millions)              $    26.0  $    32.7   $  32.1    $  22.2   $   14.9
  Ratios to average net assets:
    Ratio of expenses                                    0.97%      1.04%     1.14%      1.13%      1.13%
    Ratio of expenses without reimbursement              1.11%      1.08%     1.14%      1.13%      1.34%
    Ratio of net investment income                       5.41%      5.30%     5.42%      5.48%      5.70%
    Ratio of net investment income without
      reimbursement                                      5.27%      5.26%     5.42%      5.48%      5.49%
  Portfolio turnover rate                               40.67%     35.09%    52.61%    104.43%    111.95%


                       See Notes to Financial Statements.

[PRICEWATERHOUSECOOPERS LLP LETTERHEAD]


                       REPORT OF INDEPENDENT ACCOUNTANTS

January 20, 2000

To the Board of Directors and Shareholders of Thompson Plumb Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thompson Plumb Growth Fund, Thompson Plumb Balanced Fund and Thompson Plumb Bond Fund (constituting the Thompson Plumb Funds, Inc., hereafter referred to as the "Funds") at November 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



/s/ PricewaterhouseCoopers LLP

                             DIRECTORS OF THE FUNDS

                                George H. Austin

                                Mary Ann Deibele

                                 John W. Feldt

                               Donald A. Nichols

                      Thomas G. Plumb, CFA: Vice President
                       Thompson, Plumb & Associates, Inc.

                        John W. Thompson, CFA: President
                       Thompson, Plumb & Associates, Inc.

                             OFFICERS OF THE FUNDS

                             John W. Thompson, CFA
                              Chairman & Secretary

                              Thomas G. Plumb, CFA
                             President & Treasurer

                              David B. Duchow, CFA
                            Assistant Vice President

                               Timothy R. O'Brien
                            Assistant Vice President

                             John C. Thompson, CFA
                            Assistant Vice President

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       Firstar Mutual Fund Services, LLC
                                 P.O. Box 701
                           Milwaukee, Wisconsin 53201

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                       650 Third Avenue South, Suite 1300
                          Minneapolis, Minnesota 55402

                                 LEGAL COUNSEL
                              Quarles & Brady LLP
                           411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                               INVESTMENT ADVISOR
                       Thompson, Plumb & Associates, Inc.
                           1200 John Q. Hammons Drive
                            Madison, Wisconsin 53717
                           Telephone: (608) 831-1300

                                 Thompson Plumb
                                  Funds, Inc.

                                 ANNUAL REPORT
                               November 30, 1999



                           THOMPSON PLUMB GROWTH FUND

                          THOMPSON PLUMB BALANCED FUND

                            THOMPSON PLUMB BOND FUND





                            1200 John Q. Hammons Drive
                            Madison, Wisconsin  53717
                            Telephone: (608) 831-1300
                                       (800) 999-0887
                            www.thompsonplumb.com

                      ------------------------------------